UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2018

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Blount Avenue, Knoxville, Tennessee 37920

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the previously disclosed Annual Executive Incentive Program (the “Incentive Program”) of Regal Entertainment Group (the “Company”), and based upon the attainment of performance targets previously established by the Compensation Committee of the Board of Directors of the Company (the “Committee”) under the Incentive Program, on January 10, 2018, the Company approved annual cash bonus awards for the following individuals as set forth below:

Name and Principal Positions	Cash Bonus
Amy E. Miles, Chief Executive Officer (Principal Executive Officer)	$1,055,600
Gregory W. Dunn, President and Chief Operating Officer	$631,200
David H. Ownby, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	$495,975
Peter B. Brandow, Executive Vice President, General Counsel and Secretary	$442,000

Based on its review of the performance of the Company, on January 10, 2018, the Committee recommended, and the Board of Directors of the Company approved, an increase in the base salaries for fiscal 2018 for the following individuals as set forth below:

Name and Principal Positions	Fiscal 2018 Salary
Amy E. Miles, Chief Executive Officer (Principal Executive Officer)	$1,108,800
Gregory W. Dunn, President and Chief Operating Officer	$675,000
David H. Ownby, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	$605,000
Peter B. Brandow, Executive Vice President, General Counsel and Secretary	$538,200

In addition, on January 10, 2018, at the recommendation of the Committee’s compensation consultant, Pay Governance, the Committee recommended, and the Board of Directors of the Company approved, an increase in the target annual cash bonus percentage for Ms. Miles from 100% of base salary to 125% of base salary for fiscal 2018.  The target annual cash bonus percentages for the Company’s other named executive officers remain unchanged from fiscal 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: January 12, 2018	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel and Secretary